UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2006

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660
(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices) (Zip Code)

+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 16, 2006, Willbros Group, Inc. (the “Company”) issued a press release announcing its results for the third and fourth quarters of 2005, full year 2005 and the first quarter of 2006. A copy of the press release dated June 16, 2006, is attached as Exhibit 99.1 to this Form 8-K.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On June 15, 2006, the Company announced that Robert R. (Randy) Harl, currently President and Chief Operating Officer of the Company, will succeed Michael F. Curran as the Company’s Chief Executive Officer pursuant to the Company’s succession planning process. This transition is to become effective on January 1, 2007. Thereafter, Mr. Curran will continue to serve as Chairman of the Board.

Mr. Harl, age 55, joined the Company in January 2006 when he became President, Chief Operating Officer and a director of the Company following his engagement as a consultant with the Company’s subsidiary, Willbros USA, Inc., from August 2005. He has over 30 years experience working with Kellogg Brown & Root (“KBR”) and its subsidiaries in various capacities, having served as the Chairman, CEO and President of KBR and as President of several of KBR’s business units. Mr. Harl’s experience includes board and executive management responsibilities for units serving both upstream and downstream oil and gas sectors as well as the power, government and infrastructure sectors.

Other than his prospective assumption of the duties of Chief Executive Officer, the terms of Mr. Harl’s employment with the Company have not changed and are as described in the Company’s Current Report on Form 8-K previously filed on January 26, 2006. A copy of the press release announcing Mr. Harl’s succession is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

99.1	Press release of Registrant dated June 16, 2006.

99.2	Press release of Registrant dated June 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: June 16, 2006	By:	/s/ Warren L. Williams
Warren L. Williams
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Registrant dated June 16, 2006.

99.2	Press release of Registrant dated June 15, 2006.